                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Filed by the registrant /X/

    Filed by a party other than the registrant / /

    Check the appropriate box:
    / /  Preliminary proxy statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive proxy statement
    / /  Definitive additional materials
    / / Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                QUICKTURN DESIGN SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------

     (3) Filing Party:
         -----------------------------------------------------------------------

     (4) Date Filed:
         -----------------------------------------------------------------------

                         QUICKTURN DESIGN SYSTEMS, INC.
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 17, 1998

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Quickturn Design Systems, Inc., a Delaware corporation (the "Company"), will be held on Friday, April 17, 1998 at 8:00 a.m., local time, at the Company's headquarters located at 55 W. Trimble Road, San Jose, California 95131, for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

    2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 1998.

    3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only holders of record of the Company's common stock at the close of business on February 25, 1998, the record date, are entitled to notice of and to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          THE BOARD OF DIRECTORS

San Jose, California
March 13, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                         QUICKTURN DESIGN SYSTEMS, INC.
                               ------------------

                                PROXY STATEMENT
                                      FOR
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

                               PROCEDURAL MATTERS

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of Quickturn Design Systems, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, April 17, 1998 at 8:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters located at 55 W. Trimble Road, San Jose, California 95131. The Company's telephone number at that location is (408) 914-6000.

    These proxy solicitation materials were mailed on or about March 13, 1998, together with the Company's 1997 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

    Holders of record of the Company's common stock (the "Common Stock") at the close of business on February 25, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 17,770,833 shares of Common Stock were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners." The closing sales price of the Common Stock on the Nasdaq National Market on the Record Date was $14.19 per share.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING AND SOLICITATION

    Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

    The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc. to assist in obtaining proxies from brokers and nominees of stockholders for the Annual Meeting. The estimated cost of such services is $6,000, plus out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but the Company will exclude abstentions and broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than November 13, 1998 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

    A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified.

NAME                                    AGE(1)                             PRINCIPAL OCCUPATION
------------------------------------  -----------  --------------------------------------------------------------------
Glen M. Antle.......................          59   Chairman of the Board of the Company
Keith R. Lobo.......................          46   President and Chief Executive Officer of the Company
Richard C. Alberding................          67   Executive Vice President, Hewlett-Packard Company, Retired
Michael R. D'Amour..................          44   President of D'Amour and Associates
Dr. Yen-Son (Paul) Huang............          52   Entrepreneur
Dr. David K. Lam....................          55   Technology and Business Advisor

------------------------

(1) As of February 25, 1998.

    Glen M. Antle joined the Company in June 1993 as Chairman of the Board. From July 1990 to June 1993, he served as Chairman of PiE Design Systems, Inc. ("PiE"), and from September 1992 to June 1993, he served as Chief Executive Officer of PiE. He served as Chairman, from August 1982 to May 1988, as co-Chairman, from May 1988 to June 1989, and as Chief Executive Officer, from August 1982 to September 1988, of Cadence Design Systems, Inc., a company that develops CAD software products. Mr. Antle is currently a director of Trident Microsystems, Inc.

    Keith R. Lobo joined the Company in November 1992 as President, Chief Executive Officer and Director. From March 1992 to October 1992, Mr. Lobo served as a consultant in the venture capital field and was a private investor. From March 1988 to February 1992, he served as Executive Vice President and Chief Operating Officer of Chips & Technologies, Inc., a semiconductor supplier of microcomputer components to the personal computer industry.

    Richard C. Alberding has served as Director of the Company since May 1995. Mr. Alberding has served as a management consultant since June 1991. From 1958 to 1991, he served in a variety of positions for Hewlett-Packard Company, most recently as Executive Vice President. Mr. Alberding also serves as a director of Walker Interactive Systems, Inc., Paging Network, Inc., Sybase, Inc., Kennametal Inc., Digital Microwave Corp., Digital Link Corp., Storm Technology, Inc. and JLK Direct, Inc.

    Michael R. D'Amour co-founded the Company and has served as Director since the Company's inception. Since December 1995, Mr. D'Amour has served as President of D'Amour and Associates, a research and development company. From January 1995 to April 1995, he served as the Company's Executive Vice President. He previously served as the Company's Executive Vice President, International

Sales from June 1990 to December 1994, as the Company's Executive Vice President, Research and Development from September 1987 to June 1990, as the Company's President and Chief Executive Officer from September 1987 to July 1988 and as the Company's Chairman of the Board from the Company's inception until June 1993.

    Dr. Yen-Son (Paul) Huang has served as Director of the Company since June 1993. Dr. Huang served as Executive Vice President of the Company between January 1996 and September 1997. He served as the Company's Executive Vice President, Product Development, from June 1993 to January 1996. From January 1990 to June 1993, Dr. Huang served as President of PiE, a company he co-founded.

    Dr. David K. Lam has served as Director of the Company since September 1996. Dr. Lam is a technology and business advisor in the semiconductor equipment industry. Between April 1989 and October 1996, Dr. Lam served as President and Chief Executive Officer of ExpertEdge, Inc., a provider of integrated, multimedia client-server software. From 1987 to 1989, he was Vice President at Wyse Technology, Inc., and he founded Lam Research in 1980. Dr. Lam is currently a director of Asante Technology, Inc.

REQUIRED VOTE

    The six nominees receiving the highest number of affirmative votes of the shares present or represented at the Annual Meeting and entitled to be voted for them shall be elected as directors of the Company. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company has four standing committees: an Audit Committee, a Compensation Committee, a Nominating Committee and a Technology Committee.

    The Audit Committee, which currently consists of Messrs. Alberding and Antle and Dr. Lam, is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors,
(iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held three meetings during fiscal 1997.

    The Compensation Committee, which currently consists of Messrs. Alberding and Antle, is responsible for (i) reviewing and approving the compensation and benefits for the Company's officers and other employees, (ii) administering the Company's stock purchase and stock option plans and (iii) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held seven meetings during fiscal 1997.

    The Nominating Committee, which currently consists of Messrs. Alberding, Antle and Lobo, is responsible for making recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders, provided such recommendations are submitted in writing to the Secretary of the Company. The Nominating Committee held two meetings during fiscal 1997.

    The Technology Committee, which currently consists of Mr. D'Amour, Dr. Huang, Dr. Lam and Mr. Lobo, was formed in January 1998. The Technology Committee is responsible for meeting with the Company's key technology managers to discuss the Company's technology issues and direction.

    The Board of Directors held a total of seven meetings (including regularly scheduled and special meetings) during fiscal 1997. No incumbent director during the last fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which he served.

COMPENSATION OF DIRECTORS

    Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company. However, nonemployee members of the Board of Directors receive an annual cash retainer of $12,000 and an annual committee membership stipend of $1,500 for each committee of the Board of Directors on which such director serves.

    In addition, nonemployee directors participate in the Company's 1994 Outside Director Stock Option Plan (the "Director Plan"). The Director Plan was adopted by the Board of Directors in January 1994 and was approved by the stockholders in May 1994. The Director Plan provides for an automatic grant of a nonstatutory stock option to purchase 20,000 shares of Common Stock to a nonemployee director on the date of the first meeting on which such individual participates as a director (an "Initial Option"). An Initial Option has a term of ten years and vests monthly over four years. Beginning four years after the grant of an Initial Option to a director, such director is granted an automatic annual option to purchase 3,500 shares of Common Stock, which option has a term of ten years and vests monthly over one year. The exercise price of each option granted equals 100% of the fair market value of the Common Stock, based on the closing sales price of the Common Stock as reported on the Nasdaq National Market on the date of grant. Options granted under the Director Plan must be exercised within three months following the end of the optionee's tenure as a director of the Company or within twelve months after the termination of a director's tenure due to death or disability. The Director Plan is designed to work automatically, without administration; however, to the extent administration is necessary, the Director Plan has been structured so that options granted to nonemployee directors who administer the Company's other employee benefit plans qualify as transactions exempt from Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 16b-3 promulgated thereunder.

                                 PROPOSAL NO. 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has selected Coopers & Lybrand L.L.P., certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. Coopers & Lybrand L.L.P. has audited the Company's financial statements since the Company's inception. A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

    The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the stockholders do not approve the selection of Coopers & Lybrand L.L.P., the appointment of the independent auditors will be reconsidered by the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth the beneficial ownership of Common Stock as of February 25, 1998 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Common Stock, (ii) each of the Company's current directors, (iii) each of the officers named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.

                                                                                            SHARES       PERCENTAGE
                                                                                          BENEFICIALLY  BENEFICIALLY
NAME                                                                                       OWNED(1)        OWNED
----------------------------------------------------------------------------------------  -----------  --------------
PRINCIPAL STOCKHOLDERS
Kopp Investment Advisors, Inc.(2).......................................................    2,597,975        14.6%
  7701 France Avenue South, Suite 500
  Edina, MN 55435
State of Wisconsin Investment Board(2)..................................................    1,149,500         6.5%
  121 East Wilson Street
  Madison, WI 53707

DIRECTORS
Glen M. Antle(3)........................................................................      323,282         1.8%
Keith R. Lobo(4)........................................................................      473,750         2.6%
Richard C. Alberding(5).................................................................       15,000        *
Michael R. D'Amour(6)...................................................................       44,471        *
Dr. Yen-Son (Paul) Huang(7).............................................................      351,425         2.0%
Dr. David K. Lam(5).....................................................................        7,917        *

NAMED OFFICERS
Jeffrey K. Jordan(5)....................................................................       16,271        *
Raymond K. Ostby(8).....................................................................      111,142        *
Dugald H. Stewart(9)....................................................................       30,166        *
Tung-sun Tung(10).......................................................................       69,673        *
All directors and executive officers as a group (20 persons)(11)........................    2,710,805        14.4%

------------------------

*   Less than 1%.

(1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of February 25, 1998 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(2) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

(3) Includes 207,270 shares held by The Antle Family Trust, as to which Mr. Antle shares voting and dispositive power, and 116,012 shares of Common Stock exercisable within sixty days of February 25, 1998.

(4) Includes options to purchase 468,750 shares of Common Stock exercisable within sixty days of February 25, 1998.

(5) All such shares are subject to options exercisable within sixty days of February 25, 1998.

(6) Includes 37,388 shares held by The D'Amour Family Trust, as to which Mr. D'Amour shares voting and dispositive power, and 7,083 shares of Common Stock subject to options exercisable within sixty days of February 25, 1998.

(7) Includes 37,548 shares held by The Huang Living Trust, as to which Mr. Huang shares voting and dispositive power, and 28,125 shares of Common Stock subject to options exercisable within sixty days of February 25, 1998.

(8) Includes options to purchase 103,042 shares of Common Stock exercisable within sixty days of February 25, 1998.

(9) Includes options to purchase 29,896 shares of Common Stock exercisable within sixty days of February 25, 1998.

(10) Includes options to purchase 56,760 shares of Common Stock exercisable within sixty days of February 25, 1998.

(11) Includes options to purchase 1,117,064 shares of Common Stock exercisable within sixty days of February 25, 1998.

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

    Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and amendments thereto and changes in ownership on Form 4 or Form 5 and amendments to each with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

    Based solely on its review of the copies of such forms and amendments thereto received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, which representations have been maintained for at least two years, the Company believes that during fiscal 1997 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with. However, Mr. Stewart did not report a sale of Common Stock on a Form 4 he filed in fiscal 1996, which sale was subsequently reported on an amended Form 4, and Mr. Tung filed a late Form 3 following his assumption of responsibilities as an executive officer.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Compensation Committee was formed in October 1993 and is currently composed of Messrs. Alberding and Antle. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning total compensation received by the person serving as Chief Executive Officer and each of the four most highly compensated executive officers during the last fiscal year (the "Named Officers"), for services rendered to the Company in all capacities during the last three fiscal years.

                                                                                            LONG-TERM
                                                                                       COMPENSATION AWARDS
                                                              ANNUAL COMPENSATION     ---------------------      ALL OTHER
                                                           -------------------------  SECURITIES UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                         YEAR     SALARY        BONUS (1)         OPTIONS                (2)
--------------------------------------------------  -----  -----------     ---------  ---------------------   ---------------
Keith R. Lobo ....................................   1997  $   250,000     $ 144,000               0          $ 11,168
  PRESIDENT AND CHIEF EXECUTIVE OFFICER              1996  $   250,000     $ 200,000         100,000          $  6,768
                                                     1995  $   227,369     $ 150,000          20,000          $  3,978

Jeffrey K. Jordan ................................   1997  $   227,351(3)  $  17,000               0          $ 16,400
  VICE PRESIDENT, NORTH AMERICAN SALES               1996  $   382,499     $  30,000          25,000          $ 34,000
                                                     1995  $   544,567     $  30,000          10,000          $ 10,800

Raymond K. Ostby .................................   1997  $   205,000     $  59,000               0          $  6,968
  VICE PRESIDENT, FINANCE AND ADMINISTRATION,        1996  $   190,000     $  70,000          40,000          $  6,768
  CHIEF FINANCIAL OFFICER AND SECRETARY              1995  $   156,667     $  66,000               0          $  5,863

Dugald H. Stewart ................................   1997  $   205,223     $  57,000               0          $  9,073
  VICE PRESIDENT, MANUFACTURING                      1996  $   184,333     $ 102,000          40,000          $  8,873
                                                     1995  $   151,667     $  56,000          10,000          $  6,000

Tung-sun Tung ....................................   1997  $   188,666     $  40,000               0          $  9,073
  VICE PRESIDENT, RESEARCH & DEVELOPMENT             1996  $   174,584     $  64,000          60,000          $  8,873
                                                     1995  $   140,000     $  36,000               0          $  6,000

------------------------

(1) Includes bonuses earned or accrued with respect to services rendered in the fiscal year indicated, whether or not such bonus was actually paid during such fiscal year.

(2) Includes health care premiums and 401(k) contributions.

(3) Includes $126,370 from commissions.

OPTION GRANTS IN LAST FISCAL YEAR

    No options were granted to the Named Officers during the fiscal year ended December 31, 1997.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth, as to the Named Officers, certain information concerning stock options exercised during fiscal 1997 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1997. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Common Stock on the last trading day of fiscal 1997, which was $11.75 per share.

                                                               NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                    SHARES                  OPTIONS AT FISCAL YEAR END       FISCAL YEAR END(1)
                                  ACQUIRED ON     VALUE    ----------------------------  ---------------------------
NAME                               EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------------  -------------  ---------  -----------  ---------------  ------------  -------------
Keith R. Lobo..................            0    $       0     458,750         76,250     $  4,015,519    $  25,731

Jeffrey K. Jordan..............        7,000    $  68,377      15,354         22,646     $     22,237    $  12,138

Raymond K. Ostby...............            0    $       0      93,208         41,792     $    452,684    $  84,191

Dugald H. Stewart..............        5,000    $  21,875      24,896         32,104     $     55,090    $  23,035

Tung-sun Tung..................        5,000    $  48,050      49,744         43,966     $    161,857    $  41,711

------------------------

(1) Market value of underlying securities based on the closing price of the Common Stock on the last trading day of fiscal 1997 on the Nasdaq National Market of $11.75 minus the exercise price.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The Compensation Committee (the "Committee") is responsible for establishing policies and programs which determine the compensation of the Company's executive officers, as well as supervising and making recommendations to the Board on compensation matters generally. The Committee also has exclusive authority to grant stock options to executive officers of the Company under the 1988 Stock Option Plan (the "1988 Plan"), the 1996 Supplemental Stock Plan (the "1996 Plan") and the 1997 Stock Option Plan (the "1997 Plan").

    COMPENSATION PHILOSOPHY AND POLICIES

    The Committee's compensation philosophy is to provide cash and equity incentives to the Company's officers and other employees through programs designed to attract and retain personnel of the highest caliber in order to maintain the Company's competitive position in its market. The Company seeks to motivate its key employees by rewarding superior performance and by joining the interests of employees to those of the stockholders through equity incentives.

    The Committee seeks to foster teamwork and to motivate high performance through a bonus program which depends upon achievement of corporate performance objectives and, increasingly, individual performance objectives.

    The Committee's policy is to establish a total compensation program at the beginning of each year which is designed to enhance the Company's ability to meet its financial, technical and other strategic goals for the year, while creating an environment which will attract, retain and motivate highly skilled officers and key employees to promote the success of the Company's business.

    ELEMENTS OF COMPENSATION

    Compensation for officers and key employees includes both cash and equity elements.

    Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, taking into account competitive conditions in the industry. In addition, cash performance awards are paid to officers and other key employees up to an established percentage of base salary, subject to meeting all or a portion of targeted objectives. Performance awards are based on achievement of corporate financial goals and discretionary individual performance reviews. Compensation of sales personnel includes two additional components, sales commissions and sales bonuses tied to quarterly and annual targets.

    Ownership of Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1988 Plan, the 1996 Plan, the 1997 Plan and the 1993 Employee Qualified Stock Purchase Plan (the "Purchase Plan"). The 1988 Plan, the 1996 Plan and the 1997 Plan permit the Board of Directors or any committee delegated by the Board to grant stock options to employees on such terms as the Board or its committee may determine. The Committee has sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. These options typically vest over a four-year period and thus require the employee's continuing efforts on behalf of the Company. The Purchase Plan permits employees to acquire Common Stock through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that it is in the stockholders' interests to link employees' compensation as closely as possible to equity appreciation and thus to share with the employees the benefits of their efforts on behalf of the Company's success.

    The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company may also make discretionary contributions towards the 401(k) Plan. The Company made contributions of $497,000 to the 401(k) Plan for fiscal 1997.

    1997 EXECUTIVE COMPENSATION

    Executive compensation for fiscal 1997 included base salary and cash performance awards, plus, in the case of sales executives, sales commissions and sales bonuses. Executive officers, like other employees, were eligible for option grants under the 1988 Plan, the 1996 Plan and the 1997 Plan, and to participate in the Purchase Plan. Performance awards for the 1997 fiscal year were based upon achievement by the Company of corporate revenue and profit goals which had been established at the beginning of the year (as to which no payments were made in fiscal 1997) and individual performance goals. Performance awards were paid after the 1997 fiscal year end.

    CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1997

    Keith R. Lobo joined the Company in November 1992. His annual base compensation is set by the Committee in January of each year, after review of salaries paid to chief executives of comparable companies and in light of Mr. Lobo's performance during the prior year. Like all officers, he is eligible to receive options under the 1988 Plan, the 1996 Plan and the 1997 Plan, and to participate in the Purchase Plan. Mr. Lobo received a performance award for fiscal 1997 in the amount of $144,000. Mr. Lobo declined an increase in base compensation for fiscal 1997 over fiscal 1996.

    SUMMARY

    The Committee sets policy and administers the Company's cash and equity incentive programs to attract and retain highly skilled executives who will promote the Company's business goals and to incentivize them to achieve goals which will build long-term stockholder value.

                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Richard C. Alberding
                                          Glen M. Antle

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total stockholder return with those of the S&P 500 Index and the S&P Technology Sector Index. The graph assumes that $100 was invested (i) on December 15, 1993 (the effective date of the Company's initial public offering) in the Common Stock and (ii) on November 30, 1993 in the S&P 500 Index and the S&P Technology Sector Index, including reinvestment of dividends. Note that historic stock price performance is not necessarily indicative of future stock price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             QUICKTURN DESIGN SYSTEMS,
                       INC.                S&P 500   S&P TECHNOLOGY SECTOR
12/15/93                        $ 100.00   $ 100.00                $ 100.00
12/93                           $ 104.17   $ 101.21                $ 102.61
12/94                           $ 114.58   $ 102.55                $ 119.59
12/95                            $ 83.33   $ 141.09                $ 172.26
12/96                           $ 170.83   $ 173.48                $ 244.39
12/97                            $ 97.92   $ 231.36                $ 308.15

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Company may recommend.

    It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying Proxy in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

San Jose, California
March 13, 1998

                                   APPENDIX A

                                     PROXY
                         QUICKTURN DESIGN SYSTEMS, Inc.
                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 17, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       OF QUICKTURN DESIGN SYSTEMS, Inc.

    PROXY--The undersigned stockholder of QUICKTURN DESIGN SYSTEMS, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 13, 1998, and hereby appoints Keith R. Lobo and Raymond K. Ostby, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Quickturn Design Systems, Inc. held on record by the undersigned on February 25, 1998 at the Annual Meeting of Stockholders to be held on April 17, 1998, or any postponement or adjournment thereof.

    This proxy, when properly executed, will be voted as directed by the undersigned stockholder, or if no directions are indicated, this proxy will be voted FOR Items 1 and 2 and as said proxies deem advisable on such other matters as may properly come before the Annual Meeting.

Please mark votes as in this example  /X/

1. Election of all nominees listed below to the Board of Directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified, except as noted (write the names, if any, of nominees for whom you withhold authority to vote).

    Nominees: Glen M. Antle, Keith R. Lobo, Richard C. Alberding, Michael R. D'Amour, Dr. Yen-Son (Paul) Huang, Dr. David K. Lam.

   FOR ALL NOMINEES          WITHHELD FROM ALL NOMINEES
         / /                            / /

    / /
    -----------------------------------------------

    FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 1998.

   FOR       AGAINST     ABSTAIN
   / /         / /         / /

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    MARK HERE FOR CHANGE OF ADDRESS AND NOTE AT LEFT:  / /

    Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee, or in any other representative capacity, sign name and title.

Signature: ------------------------------------   Date:      ------------------------------------

Signature:                                        Date:
           ------------------------------------              ------------------------------------

                                      A-1